UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 27, 2011

NEWFIELD EXPLORATION COMPANY
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-12534 (Commission File Number)	72-1133047 (I.R.S. Employer Identification No.)
4 Waterway Square Place, Suite 100
The Woodlands, Texas 77380
(Address of principal executive offices)
Registrant’s telephone number, including area code: (281) 210-5100
(not applicable)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Exhibit Index
EX-1.1
EX-1.2
EX-5.1

Item 1.01 Entry Into a Material Definitive Agreement.
     On September 27, 2011, Newfield Exploration Company (the “Company”) entered into the First Amendment to Credit Agreement (the “First Amendment”) with JPMorgan Chase Bank, N.A., as Administrative Agent, and the lenders to that certain Credit Agreement, dated June 2, 2011, by and among the Company and JPMorgan Chase Bank, N.A., as Administrative Agent, Wells Fargo Bank, N.A., as Syndication Agent, and BBVA Compass, The Bank of Tokyo-Mitsubishi UFJ, Ltd., DNB Nor Bank ASA, as Co-Documentation Agents, and eight other lenders thereto (the “Credit Agreement”). The First Amendment provides that Section 6.05 of the Credit Agreement, which is a negative covenant limiting the Company’s ability to enter into certain types of agreements, shall not apply to any restrictions or conditions imposed by any indenture, instrument or agreement governing senior indebtedness of the Company that require such indebtedness to be secured equally and ratably with other senior indebtedness of the Company. The provisions of the Credit Agreement, as amended by the First Amendment, remain in full force and effect.
     On September 27, 2011, the Company entered into an underwriting agreement (the “Underwriting Agreement”) and a pricing agreement (the “Pricing Agreement” and, together with the Underwriting Agreement, the terms of which are incorporated into the Pricing Agreement by reference, the “Agreement”), among the Company and J.P. Morgan Securities LLC and Wells Fargo Securities, LLC as representatives of the several underwriters named in Schedule I thereto (collectively, the “Underwriters”), related to the Company’s public offering (the “Offering”) of $750,000,000 aggregate principal amount of 5 3/4% Senior Notes due 2022 (the “Notes”). The Agreement contains customary representations, warranties and agreements by the Company and customary conditions to closing, indemnification obligations of the Company and the Underwriters, including for liabilities under the Securities Act of 1933, as amended, other obligations of the parties and termination provisions. The Offering is expected to close, subject to customary closing conditions, on September 30, 2011. The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Pricing Agreement and the Underwriting Agreement, which are filed as Exhibits 1.1 and 1.2 hereto, respectively, and are incorporated herein by reference.
     The Underwriters and their respective affiliates have provided, or may in the future provide, investment banking, commercial banking and other financial advisory services to the Company or its subsidiaries, including underwriting and the provision of financial advice, and have received, or may in the future receive, customary fees and commissions for their services.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

1.1	Underwriting Agreement, dated as of September 27, 2011

1.2	Pricing Agreement, dated as of September 27, 2011, by and among the Company and J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein

5.1	Opinion of Vinson & Elkins L.L.P.

23.1	Consent of Vinson & Elkins L.L.P. (included in Exhibit 5.1 hereto)

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWFIELD EXPLORATION COMPANY
Date: September 28, 2011	By:	/s/ Brian L. Rickmers
Brian L. Rickmers
Controller

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Exhibit Index

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of September 27, 2011

1.2	Pricing Agreement, dated as of September 27, 2011, by and among the Company and J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein

5.1	Opinion of Vinson & Elkins L.L.P.

23.1	Consent of Vinson & Elkins L.L.P. (included in Exhibit 5.1 hereto)

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